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                                                                    Exhibit 10.1

                       PREFERRED STOCK PURCHASE AGREEMENT

                            DATED AS OF APRIL 6, 2006

                                     BETWEEN

                       ENVIRONMENTAL TECTONICS CORPORATION

                                       AND

                                  H.F. LENFEST

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                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
ARTICLE 1  CERTAIN DEFINITIONS..............................................1
ARTICLE 2  PURCHASE AND SALE OF PREFERRED STOCK.............................5
   Section 2.1  Investments.................................................5
   Section 2.2  Investment Commitment.......................................5
   Section 2.3  Mechanics of Draw Downs.....................................6
   Section 2.4  Settlements.................................................6
ARTICLE 3  BUYER'S REPRESENTATIONS AND WARRANTIES...........................7
   Section 3.1  Investment Purpose..........................................7
   Section 3.2  Accredited Buyer Status.....................................7
   Section 3.3  Reliance on Exemptions......................................7
   Section 3.4  Information.................................................7
   Section 3.5  Governmental Review.........................................7
   Section 3.6  Transfer or Resale..........................................7
   Section 3.7  Authorization; Enforcement..................................8
   Section 3.8  Residency...................................................8
ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................8
   Section 4.1  Organization and Qualification..............................8
   Section 4.2  Authorization; Enforcement..................................8
   Section 4.3  Capitalization..............................................9
   Section 4.4  Issuance of Shares..........................................9
   Section 4.5  No Conflicts...............................................10
   Section 4.6  SEC Documents; Financial Statements........................10
   Section 4.7  Absence of Certain Changes.................................11
   Section 4.8  Absence of Litigation......................................11
   Section 4.9  Patents, Copyrights, etc...................................11
   Section 4.10  No Materially Adverse Contracts, Etc......................12
   Section 4.11  Tax Status................................................12
   Section 4.12  Certain Transactions......................................12
   Section 4.13  Disclosure................................................12
   Section 4.14  Acknowledgment Regarding the
    Buyer's Purchase of Securities.........................................13
   Section 4.15  No General Solicitation...................................13
   Section 4.16  No Integrated Offering....................................13
   Section 4.17  No Brokers................................................13
   Section 4.18  Acknowledgment Regarding Securities.......................13
   Section 4.19  Permits; Compliance.......................................13
   Section 4.20  Environmental Matters.....................................13
   Section 4.21  Title to Property.........................................14
   Section 4.22  Insurance.................................................14
   Section 4.23  Internal Accounting Controls..............................15
   Section 4.24  Foreign Corrupt Practices.................................15
ARTICLE 5  COVENANTS.......................................................15
   Section 5.1  Best Efforts...............................................15

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   Section 5.2  Form D; Blue Sky Laws......................................15
   Section 5.3  Reporting Status...........................................15
   Section 5.4  Use of Proceeds............................................15
   Section 5.5  Reservation of Shares......................................15
   Section 5.6  Listing....................................................16
   Section 5.7  No Integration.............................................16
   Section 5.8  Issuance of Draw Down Shares...............................16
   Section 5.9  Legal Compliance...........................................16
ARTICLE 6  CONDITIONS TO DELIVERY OF DRAW DOWN.............................16
   Section 6.1  Conditions Precedent to the Obligation
    of the Company to Issue and Sell Draw Down Shares......................16
   Section 6.2  Conditions Precedent to the Right
    of the Company to Deliver a Draw Down Notice...........................16
   Section 6.3  Documents Required to be Delivered
    on each Draw Down Date.................................................17
   Section 6.4  Draw Down Cancellation.....................................17
ARTICLE 7  TERMINATION.....................................................18

   Section 7.1  Term; Termination by Mutual Consent........................18
   Section 7.2  Termination by the Buyer...................................18
ARTICLE 8  INDEMNIFICATION.................................................18
ARTICLE 9  MISCELLANEOUS...................................................19
   Section 9.1  Governing Law..............................................19
   Section 9.2  Notices....................................................19
   Section 9.3  Counterparts; Signatures by Facsimile......................20
   Section 9.4  Headings...................................................20
   Section 9.5  Severability...............................................20
   Section 9.6  Entire Agreement; Amendments...............................20
   Section 9.7  Successors and Assigns.....................................20
   Section 9.8  Third Party Beneficiaries..................................21
   Section 9.9  Survival...................................................21
   Section 9.10  Further Assurances........................................21
   Section 9.11  No Strict Construction....................................21

                                      (ii)
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                                    EXHIBITS

EXHIBIT A -  DRAW DOWN NOTICE
EXHIBIT B -  REGISTRATION RIGHTS AGREEMENT
EXHIBIT C -  STATEMENT WITH RESPECT TO SHARES
EXHIBIT D -  OFFICER'S CERTIFICATE OF ENVIRONMENTAL TECTONICS
             CORPORATION CERTIFYING A DRAW DOWN NOTICE

                                     (iii)
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     THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), is entered into as of the 6th day of April, 2006, by and between Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), and H.F. Lenfest, a Pennsylvania resident (the "Buyer").

                                    RECITALS

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company may issue and sell to the Buyer and the Buyer shall purchase from the Company up to Fifteen Million Dollars (U.S.) ($15,000,000) of the Series B Preferred Stock (as defined below) from time to time as provided herein; and

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE 1
                               CERTAIN DEFINITIONS

     Section 1.1 "Agreement" shall have the meaning set forth in the preamble of this Agreement.

     Section 1.2 "Articles of Incorporation" shall have the meaning set forth in Section 4.3.

     Section 1.3 "Buyer" shall have the meaning set forth in the preamble of this Agreement.

     Section 1.4    "Bylaws" shall have the meaning set forth in Section 4.3.

     Section 1.5    "Closing" shall have the meaning set forth in
                    Section 2.2(a).

     Section 1.6 "Closing Date" shall mean the date on which the Closing occurs.

     Section 1.7 "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (i) the date on which the Buyer shall have purchased Draw Down Shares pursuant to this Agreement for an aggregate Purchase Price of Fifteen Million Dollars (U.S.) ($15,000,000), (ii) the date this Agreement is terminated pursuant to Article VII, or (iii) the date occurring eighteen (18) months from the Effective Date.

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     Section 1.8    "Common Stock" shall mean the Company's common stock, $0.05 par value per share.

     Section 1.9 "Company" shall have the meaning set forth in the preamble of this Agreement.

     Section 1.10   "Company Permits" shall have the meaning set forth in
                    Section 4.19.

     Section 1.11   "Control Person" shall have the meaning set forth in
                    Article VIII.

     Section 1.12 "Conversion Price" shall equal the closing price for the Company's Common Stock as reported on the American Stock Exchange by Bloomberg Financial Markets for the trading date immediately preceding the Effective Date or any Draw Down Date, as the case may be, provided that the Conversion Price shall not be less than the Floor Price.

     Section 1.13 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.14 "Draw Down" shall mean the process through which the Company elects to exercise its right to tender a Draw Down Notice requiring the Buyer to purchase a dollar amount of the Company's Preferred Stock equal to the Investment Amount specified in such Draw Down Notice, and at such price and on such terms and conditions as are set forth in this Agreement.

     Section 1.15 "Draw Down Cancellation Notice" shall have the meaning set forth in Section 6.4(a).

     Section 1.16 "Draw Down Date" shall mean any business day during the Commitment Period that a Draw Down Notice to sell Preferred Stock to the Buyer is deemed delivered pursuant to
                    Section 2.3(b) hereof.

     Section 1.17 "Draw Down Notice" shall mean a written notice to the Buyer in the form attached hereto as Exhibit A setting forth the Investment Amount that the Company intends to have the Buyer invest in the Company, in exchange for shares of Preferred Stock, pursuant to such Draw Down.

     Section 1.18 "Draw Down Shares" shall mean all shares of Preferred Stock issued or issuable pursuant to a Draw Down that has occurred or may occur in accordance with the terms and conditions of this Agreement.

     Section 1.19 "Effective Date" shall mean the date on which this Agreement is executed by the Company and the Buyer.

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     Section 1.20   "Environmental Laws" shall have the meaning set forth in
                    Section 4.20(a).

     Section 1.21   "Event of Default" shall have the meaning set forth in
                    Section 7.2.

     Section 1.22 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

     Section 1.23   "Floor Price" shall mean $4.95 per share.

     Section 1.24   "Hazardous Materials" shall have the meaning set forth in
                    Section 4.20.

     Section 1.25   "Intellectual Property" shall have the meaning set forth in
                    Section 4.9.

     Section 1.26 "Investment Amount" shall mean the aggregate dollar amount (within the range specified in Section 2.3) of any Draw Down Shares to be purchased by the Buyer with respect to any Draw Down effected by the Company in accordance with Section 2.3 hereof.

     Section 1.27 "Material Adverse Effect" shall mean any material adverse effect on (i) the Securities, (ii) the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its Subsidiaries, if any, taken as a whole, (iii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iv) the authority or the ability of the Company to perform its obligations under the Transaction Documents (as defined below).

     Section 1.28 "Maximum Draw Down Amount" with respect to any Draw Down effected by the Company in accordance with Section 2.3 hereof shall mean the difference between Fifteen Million Dollars (U.S.) ($15,000,000) and the aggregate Investment Amount previously invested by the Buyer in the Company pursuant to this Agreement.

     Section 1.29   "Minimum Draw Down Amount" shall mean $1,000,000.

     Section 1.30 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section 1.31 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.32 "Preferred Stock" shall mean the Company's preferred stock, $0.05 par value per share.

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     Section 1.33   "Principal Market" shall mean the Nasdaq National Market,
                    the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.34 "Registration Rights Agreement" shall mean the agreement regarding the filing of the registration statement(s) for the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock, entered into between the Company and the Buyer as of the Closing Date and in the form attached hereto as Exhibit B.

     Section 1.35 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.36 "Rule 144" shall mean Rule 144 promulgated under the Securities Act (or a successor rule).

     Section 1.37 "SEC" shall mean the United States Securities and Exchange Commission.

     Section 1.38   "SEC Documents" shall have the meaning set forth in
                    Section 4.6.

     Section 1.39 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.40 "Securities" shall mean collectively the Draw Down Shares and the shares of Common Stock issuable upon conversion of the Draw Down Shares.

     Section 1.41 "Securities Act" shall have the definition ascribed to it in the recitals of this Agreement.

     Section 1.42 "Settlement" shall mean the fulfillment by each of the Buyer and the Company of their respective obligations, pursuant to this Agreement, necessary to effect the sale and purchase of Draw Down Shares pursuant to a Draw Down Notice.

     Section 1.43 "Settlement Date" shall mean the date on which the Buyer purchases Draw Down Shares pursuant to a Draw Down Notice.

     Section 1.44 "Statement With Respect to Shares" shall mean the Statement With Respect to Shares defining the rights and preferences of the Draw Down Shares, approved by the Company's Board of Directors and filed with the Secretary of State for the Commonwealth of Pennsylvania, in the form attached hereto as Exhibit C.

     Section 1.45 "Subsidiaries" shall mean any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or

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                    indirectly, any equity or other ownership interest and which would be a "Significant Subsidiary" of the Company as defined under Rule 1-02(w) of Regulation S-X promulgated under the Securities Act.

     Section 1.46 "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement and the Statement With Respect to Shares.

                                    ARTICLE 2
                      PURCHASE AND SALE OF PREFERRED STOCK

     Section 2.1    Investments.

             (a) Purchase and Sale of Preferred Stock. Subject to the terms and conditions of this Agreement, the Company, at its sole and exclusive option, may issue and sell to the Buyer, and the Buyer shall purchase from the Company, up to Fifteen Million Dollars (U.S.) ($15,000,000) of the Company's Preferred Stock, based on up to as many Draw Downs (each Draw Down subject to the Minimum Draw Down Amount) as the Company, in its sole discretion, shall choose to deliver during the Commitment Period.

             (b) Draw Downs. Upon the terms and subject to the conditions set forth herein, on any business day during the Commitment Period on which the conditions set forth in Sections 6.1 and 6.2 hereof have been satisfied, the Company may exercise a Draw Down by delivering a Draw Down Notice to the Buyer in accordance with Section 2.3 hereof. The number of Draw Down Shares that the Buyer shall be obligated to purchase pursuant to a Draw Down shall be determined by dividing the Investment Amount specified in the Draw Down Notice by $1,000, the stated value of each Draw Down Share. The aggregate number of shares of Common Stock into which the Draw Down Shares shall be convertible shall be determined by dividing the Investment Amount specified in the Draw Down Notice by the Conversion Price for such Draw Down Shares; provided, however, that the Conversion Price shall not be less than the Floor Price and the Company shall not be permitted to deliver a Draw Down Notice to the Buyer at any time when the trading price for the Company's Common Stock is less than the Floor Price.

     Section 2.2    Investment Commitment.

             (a) Investment Commitment Closing. The closing of this Agreement (the "Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed by both the Buyer and the Company, and the other conditions set forth in Section 2.2(b) below have been met.

             (b) Conditions to the Buyer's Obligations. As a prerequisite to the Closing and the Buyer's obligations hereunder, all of the following conditions shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

                    (i) the following documents shall have been delivered to the Buyer: (A) the Registration Rights Agreement (executed by the Company) (B) a Secretary's certificate as to (I) the resolutions of the Audit Committee of the Company's Board of Directors authorizing this

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                           transaction, (II) the Company's Articles of
                           Incorporation, and (III) the Company's Bylaws; and
                           (C) an Officer's Certificate in form and substance to be agreed upon by the parties;

                    (ii) the Statement With Respect to Shares shall have been filed with the Secretary of State of the Commonwealth of Pennsylvania and shall be in full force and effect;

                    (iii) the Company's Common Stock shall be listed for trading and actually trading on the American Stock Exchange or a Principal Market;

                    (iv) since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect shall have occurred; and

                    (v) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects.

     Section 2.3    Mechanics of Draw Downs.

             (a) Draw Down Notice. On any business day during the Commitment Period, provided that the trading price for the Company's Common Stock is greater than or equal to the Floor Price, the Company may deliver a Draw Down Notice to the Buyer, subject to the satisfaction of the conditions set forth in Sections 6.2 and 6.3; provided, however, the Investment Amount for each Draw Down as designated by the Company in the applicable Draw Down Notice shall not be less than the Minimum Draw Down Amount.

             (b) Date of Delivery of Draw Down Notice. A Draw Down Notice shall be deemed delivered on (i) the business day it is received by facsimile or otherwise (including electronic mail) by the Buyer if such notice is received prior to 3:00 p.m., Philadelphia, Pennsylvania time, or (ii) the immediately succeeding business day if it is received by facsimile or otherwise (including electronic mail) after 3:00 p.m., Philadelphia, Pennsylvania time, on a business day.

             (c) Determination of Draw Down Shares Issuable. The number of Draw Down Shares to be purchased by the Buyer with respect to any Draw Down equal the quotient of (x) the Investment Amount, divided by (y) $1,000, the stated value of each Drawn Down Share.

     Section 2.4 Settlements. Subject to the provisions of Section 6.4, on each Settlement Date the Company shall deliver a certificate representing the Draw Down Shares to be purchased on such Settlement Date and, upon receipt of such Draw Down Shares, the Buyer shall deliver the Investment Amount by wire transfer of immediately available funds to an account designated by the Company.

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                                   ARTICLE 3
                     BUYER'S REPRESENTATIONS AND WARRANTIES

     The Buyer represents and warrants to the Company that:

     Section 3.1 Investment Purpose. As of the date hereof, the Buyer is purchasing the Securities for his own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

     Section 3.2 Accredited Buyer Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

     Section 3.3 Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to the Buyer in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     Section 3.4 Information. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or his advisors. The Buyer and his advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of his advisors or representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 4 below. The Buyer understands that his investment in the Securities involves a significant degree of risk.

     Section 3.5 Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     Section 3.6 Transfer or Resale. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144) of the Buyer who

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agrees to sell or otherwise transfer the Securities only in accordance with this
Section 3.6 and who is an Accredited Buyer or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the terms and conditions of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. In connection with any sale of Registrable Securities by the Buyer pursuant to clause (a) above, the Buyer agrees to sell all such securities in compliance with applicable prospectus delivery requirements.

     Section 3.7 Authorization; Enforcement. This Agreement, and the Registration Rights Agreement have been duly and validly authorized by Buyer. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the Buyer of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms.

     Section 3.8 Residency. The Buyer is a resident of the Commonwealth of Pennsylvania.

                                   ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Buyer that:

     Section 4.1 Organization and Qualification. The Company and each of its Subsidiaries is a corporation duly organized and validly subsisting under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 4.1 sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     Section 4.2 Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Statement With Respect to Shares and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Statement With Respect to Shares and the Registration Rights Agreement by the Company and the consummation by it of the transactions

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contemplated hereby and thereby (including without limitation, the issuance of the Draw Down Shares and the issuance and reservation for the shares of Common Stock issuable upon conversion of the Draw Down Shares) have been duly authorized by the Audit Committee of the Company's Board of Directors or any Committee thereof and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required by law, regulation or regulatory body, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Statement With Respect to Shares and the Registration Rights Agreement, such agreements will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     Section 4.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 1,000,000 shares of Preferred Stock, none of which are issued and outstanding, 20,000,000 shares of Common Stock, of which 9,024,804 shares of Common Stock are issued and outstanding, 1,528,150 shares of Common Stock are reserved for issuance pursuant to the Company's stock option plans, and 1,652,893 shares of Common Stock are reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for shares of Common Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 4.3, as of the Effective Date (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be or could be triggered by the issuance of the Draw Down Shares. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles of Incorporation"), the Company's Bylaws as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

     Section 4.4 Issuance of Shares. The Draw Down Shares will be properly issued pursuant to Regulation D and/or any applicable state law. When issued, the Draw Down Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Draw Down Shares pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Draw Down Shares or any of the assets of the Company, or (ii) entitle the holders of outstanding shares of capital stock to preemptive or other rights to subscribe to or acquire shares of capital stock or other securities of the Company.

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

     Section 4.5 No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Draw Down Shares and shares of Common Stock underlying the Draw Down Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or Bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity the violation of which would reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof or to issue and sell the Draw Down Shares in accordance with the terms hereof and to issue shares of Common Stock upon conversion of the Draw Down Shares. Except as disclosed in Schedule 4.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section 4.6 SEC Documents; Financial Statements. Since February 1, 2006, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered or made available to the Buyer true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to November 25, 2005 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     Section 4.7 Absence of Certain Changes. Since November 25, 2005, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries (other than changes which have been disclosed in the SEC Documents filed since such date).

     Section 4.8 Absence of Litigation. Other than as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

     Section 4.9 Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 4.9 hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 4.9 hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the

Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

     Section 4.10 No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

     Section 4.11 Tax Status. Except as set forth on Schedule 4.11, the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 4.11, none of the Company's tax returns is presently being audited by any taxing authority.

     Section 4.12 Certain Transactions. Except as disclosed in the SEC Documents and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on
Schedule 4.3, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors).

     Section 4.13 Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 3.4 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists, nor is the Company in possession of any information, with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which has not been publicly announced or disclosed but under applicable law, rule or regulation, requires public disclosure or announcement by the Company.

     Section 4.14 Acknowledgment Regarding the Buyer's Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer's purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way.

     Section 4.15 No General Solicitation. Neither the Company nor any person acting for the Company has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

     Section 4.16 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

     Section 4.17 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

     Section 4.18 Acknowledgment Regarding Securities. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Audit Committee of the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Securities hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its shareholders.

     Section 4.19 Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits. Since January 1, 2006, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws.

     Section 4.20   Environmental Matters.

             (a) Except as set forth in Schedule 4.20, there are, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

             (b) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

             (c) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

     Section 4.21 Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 4.21 or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

     Section 4.22 Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

     Section 4.23 Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's Board of Directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section 4.24 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                                    ARTICLE 5
                                    COVENANTS

     Section 5.1 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

     Section 5.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

     Section 5.3 Reporting Status. The Company's Common Stock is registered under Section 12(b) of the Exchange Act. So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     Section 5.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Draw Down Shares for general working capital.

     Section 5.5 Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the Preferred Stock issued pursuant to this Agreement.

     Section 5.6 Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon conversation of the Draw Down Shares upon the American Stock Exchange or the applicable Principal Market, as the case may be, and each other national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock issuable upon conversion of the Draw Down Shares.

     Section 5.7 No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any shareholder approval provision applicable to the Company or its securities. This covenant shall not prohibit the Company from issuing shares of Common Stock upon conversion of the Draw Down Shares.

     Section 5.8 Issuance of Draw Down Shares. The sale and issuance of the Draw Down Shares shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

     Section 5.9 Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses.

                                   ARTICLE 6
                       CONDITIONS TO DELIVERY OF DRAW DOWN
                      NOTICES AND CONDITIONS TO SETTLEMENT

     Section 6.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Draw Down Shares. The obligation hereunder of the Company to issue and sell the Draw Down Shares to the Buyer incident to each Settlement is subject to the satisfaction, at or before each such Settlement, of each of the conditions set forth below.

             (a) Accuracy of the Buyer's Representation and Warranties. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the date of each such Settlement as though made at each such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

             (b) Performance by the Buyer. The Buyer shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to such Settlement.

     Section 6.2 Conditions Precedent to the Right of the Company to Deliver a Draw Down Notice. The right of the Company to deliver a Draw Down Notice hereunder is subject to the satisfaction, on the date of delivery of such Draw Down Notice, of each of the following conditions:

             (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the applicable Draw Down Date as though made at such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

             (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to such date and be in compliance with the terms of all of the Transaction Documents.

             (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

             (d) Material Adverse Changes. Since the date hereof, no event that had or is reasonably likely to have a Material Adverse Effect shall have occurred.

             (e) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the American Stock Exchange or applicable Principal Market, as the case may be.

             (f) Floor Price. The trading price of the Company's Common Stock shall be equal to or greater than the Floor Price.

     Section 6.3 Documents Required to be Delivered on each Draw Down Date. The Buyer's obligation to purchase Draw Down Shares pursuant to a Draw Down hereunder shall additionally be conditioned upon the delivery to the Buyer of a certificate in substantially the form and substance of Exhibit D hereto, executed by an executive officer of the Company and to the effect that all the conditions to such Draw Down Notice shall have been satisfied as at the date of each such certificate.

     Section 6.4    Draw Down Cancellation.

             (a) Mechanics of Draw Down Cancellation. If at any time during the period between the date the Draw Down Notice is delivered to the Buyer and the Settlement Agreement it is determined by the Company that prior to the Settlement Date (i) any of the conditions precedent to a Draw Down set forth in
Section 6.1 and Section 6.2 shall no longer be satisfied as of the Settlement Date then the Company shall cancel the Draw Down immediately by delivering written notice to the Buyer (the "Draw Down Cancellation Notice").

             (b) Effect of Draw Down Cancellation. If a Draw Down Cancellation Notice has been delivered to the Buyer prior to the Settlement Date, the Buyer shall not be obligated to purchase any Draw Down Shares pursuant to the applicable Draw Down.

                                    ARTICLE 7
                                   TERMINATION

     Section 7.1 Term; Termination by Mutual Consent. Subject to the provisions of Section 7.2, the term of this Agreement shall run until the end of the Commitment Period; provided that the right of the Company to effect any Draw Downs under this Agreement may be terminated at any time by mutual consent of the parties.

     Section 7.2 Termination by the Buyer. The Buyer may terminate the right of the Company to effect any Draw Downs under this Agreement if any of the following events (each, an "Event of Default") shall occur:

             (a) The Company is in default with respect to its obligations under any Transaction Documents;

             (b) The Company or any Subsidiary shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed;

             (c) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any Subsidiary;

             (d) The Company shall fail to maintain the listing of the Common Stock on the American Stock Exchange or applicable Principal Market, as the case may be or trading in such Common Stock shall otherwise be halted or suspended for a period of ten (10) consecutive Trading Days;

             (e) The Company breaches any material representation or warranty contained in this Agreement; or

             (f) Since the date hereof, an event that had a Material Adverse Effect shall have occurred.

                                    ARTICLE 8
                                 INDEMNIFICATION

     The Company agrees to indemnify and hold harmless the Buyer, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Buyer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Control Person"), from and against any Damages, joint or several, and any action in respect thereof to which the Buyer, its partners, affiliates, officers, directors, employees, duly authorized agents and Control Persons, becomes subject to, resulting from, arising out of or relating to any breach or alleged breach by the Company of any representation or warranty or to the nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement or the Registration Rights Agreement in any event as such Damages are incurred. The Company and the Buyer hereby agree to resolve any claim for indemnification under this Article 8 pursuant to the procedures for indemnification set forth in
Section 6 of the Registration Rights Agreement.

                                    ARTICLE 9
                                  MISCELLANEOUS

     Section 9.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed in the Commonwealth of Pennsylvania (without regard to principles of conflict of laws). Both parties irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in Pennsylvania with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     Section 9.2 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by confirmed facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

             If to the Company:

             Environmental Tectonics Corporation
             125 James Way
             Southampton, PA  18966
             Attention:  Chief Financial Officer
             Facsimile:  (215) 357-4000

             With copy to:

             Klehr, Harrison, Harvey, Branzburg & Ellers LLP
             260 S. Broad Street
             Philadelphia, PA 19102
             Attn:    William W. Matthews, Esq.
             Facsimile: (215) 568-6603

             If to the Buyer:

             To the address set forth immediately below the Buyer's name on the signature pages hereto.

             Each party shall provide notice to the other party of any change in address.

     Section 9.3 Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     Section 9.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     Section 9.5 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     Section 9.6 Entire Agreement; Amendments. This Agreement, the Registration Rights Agreement and the Exhibits and Schedules hereto contain the entire agreement and understanding of the parties with respect to the matters covered herein and therein and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 9.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights and obligations hereunder to any affiliate of Buyer.

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

     Section 9.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 9.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth in Article 3, 4, 5, 6, 8 and 9 shall survive the Closing and each Settlement Date hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.

     Section 9.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 9.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this Preferred Stock
Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                            ENVIRONMENTAL TECTONICS CORPORATION

                                            By:    /s/ Duane Deaner
                                                   -----------------------------
                                            Name:  Duane Deaner
                                            Title: Chief Financial Officer

                                            By:    /s/ H.F. Lenfest
                                                   -----------------------------
                                                   H.F. Lenfest

                                            RESIDENCE:  Pennsylvania

                                            ADDRESS: __________________________
                                                     __________________________
                                                     __________________________